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Exhibit 4-3

     NUMBER                                                            SHARES
       B-1                                                             50,000

                ORGANIZED UNDER THE LAWS OF THE STATE OF ILLINOIS

                                SUCCESSORIES, INC.

                       Series B Convertible Preferred Stock

This Certifies that   JACK MILLER FAMILY LIMITED PARTNERSHIP #1   IS THE
                    ---------------------------------------------
OWNER OF   50,000 _____________________________  FULL PAID AND NON-ASSESSABLE

PREFERRED SHARES   $.01   PAR VALUE, OF   SUCCESSORIES, INC.   TRANSFERABLE
                 --------               ----------------------
ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     A STATEMENT, IN FULL, OF ALL THE DESIGNATIONS, PREFERENCES,
QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND SPECIAL OR RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE
CORPORATION, THIS    18TH   DAY OF   OCTOBER,    A.D.  1999.
                  ---------        ------------      -------


-------------------------------                    ---------------------------
Gregory J. Nowak      Secretary                    Gary Rovansek     President


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FOR VALUE RECEIVED, _____ HEREBY SELL, ASSIGN AND TRANSFER
UNTO _______________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
___________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN
NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN
THE PREMISES.
     DATED ____________________19 ______
           IN PRESENCE OF

_______________________            _____________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION THEREUNDER OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE UNITED STATES STATE SECURITIES LAWS.